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                                                                   EXHIBIT 10(b)

                          DAUPHIN DEPOSIT CORPORATION
                  Annual Management Performance Incentive Plan
                            (as amended April 1995)


 I.   Plan Purpose
      ------------
      The purpose of the Annual Management Performance Incentive Plan (hereafter called the "Plan") is to improve the growth and operating performance of Dauphin Deposit Corporation (hereafter called the "Corporation") by providing an opportunity for key executives of the Corporation to earn additional renumeration if planned corporate and individual performance targets are achieved.


 II.  Plan Objectives
      ---------------

      The objectives of the plan shall be to:

      .    Fully reward outstanding performance.

      . Link the business planning process, including attainment of key Corporation objectives, with the compensation system.

      . Assist in recruiting and retaining key employees possessing outstanding abilities and skills.

      . Provide an incentive and total compensation opportunity which is competitive with other organizations in the marketplace.


 III. Plan Eligibility
      ----------------
      Only key management and professional individuals who are recommended by the Corporation's Senior Management and approved each year by the Chief Executive Officer of the Corporation and the Management Development and Compensation Committee of the Board (hereafter called the "Compensation Committee") will be participants in the plan. Evidence of participation will be provided to participants each year by written notice from the Corporation.

      To participate in the plan for a plan year, an individual must be approved to participate prior to July 31st and be an active employee of the Corporation as of the end of that plan year. However, a participant who is disabled or elects to retire during a plan year will be eligible to receive an award provided the Corporation's performance so warrants


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Annual Management Performance Incentive Plan                              Page 2


      as determined by the Compensation Committee. If a participant dies during the plan year, an award will be paid to the participant's beneficiary provided the Corporation's performance targets are met.


 IV.  Plan Definitions
      ----------------

      The following definitions are applicable to this Plan:

      *    Plan Year - January 1 through December 31.
           ---------

      *    Qualified Base Salary - A participant's base annual salary paid
           ---------------------
           during the plan year. This does not include annual or long-term incentive plan payments for a prior or current plan year, other non-base salary payments which may be included in taxable earnings, or any other form of compensation. However, it does include the amount which a participant may elect to set aside in the 401(K) deferred plan.

           If an individual is approved for participation after the start of the plan year, qualified base annual salary will be calculated beginning as of the effective date of participation in the plan.

      *    Group Level - There are three group levels in the plan. Within each
           -----------
           group level, percentage factors are applied to Corporate Performance
                                                          ---------------------
           results and Individual Performance results. The group levels are
                       ----------------------
           based on the level of the participant within the Corporation, indicating the individual's ability to positively impact Corporation results. The greater a participant's level within the Corporation, the higher the Corporate Award Weight. The combination of the Corporate Award Weight and the Individual Award Weight will equal 100%.

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
                                 Corporate            Individual
                 Group         Award Weight          Award Weight
                 -------       -------------         -------------
                    I               75%                   25%
                   II               50%                   50%
                  III               25%                   75%

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      *    Target Award Percentage - An annually approved percentage for each
           -----------------------
           participant used to determine the competitive payout amount if all plan objectives are met at 100%. The Target Award Percentage of each participant will be approved by the Compensation Committee at the beginning of each plan year and will be within the range of the participant's assigned Group Level.
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Annual Management Performance Incentive Plan                             Page 3

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
                                          Range of Target Award
                                          As A Percentage of
                Group                     Qualified Base Salary
                -----                     ---------------------
                   I                         40% to 60%
                  II                         25% to 35%
                 III                         10% to 20%

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      *    Corporate Performance Factor - A percentage determined by the degree
           ----------------------------
           to which actual annual Corporate performance compares with annual Corporate objectives as approved by the Board of Directors. The Corporation's objectives for purposes of this plan will be a Return on Equity (ROE) measure, a Return on Assets (ROA) measure and a positive change in Earnings per Share (EPS). The range of the corporate performance evaluation factor will be between a minimum and a maximum depending on the Group Level.


           Corporate Performance as a Percentage of Results Achieved:
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
                   Group        Min.       Target       Max.
                   -----        ----       ------       ----

                       I         0%        100%         200%
                      II        50%        100%         150%
                     III        75%        100%         125%

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      *    Individual Performance Factor - A percentage determined by the
           -----------------------------
           evaluation of a participant's actual performance as measured by the degree to which the participant meets or exceeds the objectives set for the respective participant at the beginning of the plan year. The range for the individual performance factor will be between a minimum of 70% and a maximum of 130%. An evaluation less than 70% will be considered as unsatisfactory performance.
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Annual Management Performance Incentive Plan                             Page 4

 V.   Incentive Award Calculation
      ---------------------------

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           A) Qualified               Target                    Incentive
              Base           X        Award %        =          Award
              Salary                                            Potential

           B) Incentive     Corporate       Corporate       Corporate
              Award      X  Award       X   Performance  =  Performance
              Potential     Weight          Factor          Award

                                     PLUS
                                     ----

              Incentive     Individual      Individual      Individual
              Award      X  Award       X   Performance  =  Performance
              Potential     Weight          Factor          Award

                                    EQUALS
                                    ------

           C) The total amount of annual incentive award payable to the participant.
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 VI.  Incentive Award Payments
      ------------------------

      The payment of awards to participants will be made within the first calendar quarter following the end of the plan year, following review and approval of the payments by the Board of Directors.

      Award payments will be made in cash with deductions for all applicable taxes. However, participants with officer titles of Senior Vice President and above may request and, if approved by the Board of Directors, can receive the equivalent of one-half of their cash award in Corporation stock. The price of the stock will be based on the average market value as of the date the award payment is made.

      No award payments under this plan will be made unless the minimum Corporate results, as determined by the Compensation Committee, are achieved. No corporate or individual award will be made to an individual participant if the participant is rated as unsatisfactory in results achieved (individual performance factor is less than 70%) for the plan year

      In the event that a "Change in Control" of the Corporation occurs within a plan year, all awards will be paid as if all plan objectives were met at 100% or above, as determined by the Compensation Committee.
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Annual Manager Performance Incentive Plan                                 Page 5


 VII.  Plan Responsibility and Authority
       ---------------------------------

       The Corporation's Board of Directors shall be responsible for the plan and any amendments to the plan.

       The Compensation Committee of the Corporation's Board of Directors shall have complete authority and discretion to:

       A) Approve participants and individual target award percentages each year.

       B) Approve the Corporation's annual plan objectives at the beginning of the plan year and the corporate performance factor at the end of the plan year.

       C)   Review and approve the award calculations and recommendations.

       D) Construe and interpret all plan provisions. The Compensation Committee's decision shall be final, conclusive and binding on all plan participants.


 VIII. Plan Administration Provisions
       ------------------------------

       A participant's rights and interests under the plan may not be assigned or transferred.

       No participant, employee or other person shall have any claim or right to be granted award under this plan except as approved by the Board of Directors of the Corporation.

       Neither this plan nor any other action taken hereunder shall be construed nor interpreted as giving a participant or employee any right to be retained in the employ of the Corporation.


 IX.   Plan Amendments
       ---------------
       The Board of Directors of the Corporation may, at any time, modify, suspend or terminate plan.



                                          Plan Changes Approved:
                                          April 3, 1995
                                          by the Management Development
                                          and Compensation Committee
                                          of the Corporation's
                                          Board of Directors